EXHIBIT 10.4

FIFTH AMENDMENT TO

LIMITED LIABILITY COMPANY AGREEMENT

OF

@VENTURES PARTNERS III, LLC

THIS FIFTH AMENDMENT, effective as of the 24th day of January, 2003, to the Limited Liability Company Agreement dated as of June 30, 1999 (as amended to date, the “Agreement”), of @Ventures Partners III, LLC, a Delaware limited liability company (the “LLC”), is by and among the Capital Member and the Managing Members of the LLC. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members hereby amend the Agreement as follows.

1. Treatment of Denise W. Marks in Respect of Event of Termination. Effective as of January 24, 2003, Denise W. Marks’ relationship with all Employers has terminated, and such termination constitutes an Event of Forfeiture. The Members and Ms. Marks agree that (i) such Event of Forfeiture shall not constitute a Clause Z Event, and (ii) Ms. Marks’ Vested Percentage shall equal 100%. Therefore, effective as of the date hereof, (a) Ms. Marks’ Percentage Interest has been reduced to zero; and (b) Ms. Marks shall continue to retain her entire interest in all Investments in which she participates as of the date hereof. Ms. Marks shall continue to be subject to all other provisions of the Agreement, including without limitation, Sections 3.0l (b)(ii) and (iii), 3.04(b)(iv), 3.04(c) and 6.06(b), and the last sentence in the definition of the term “Event of Forfeiture.”

2. No Other Amendments. In all other respects, the Agreement is hereby ratified and confirmed.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CAPITAL MEMBER:

CMG @VENTURES CAPITAL CORP.

By	/s/ Peter L. Gray
Name	Peter L. Gray
Title	Secretary

MANAGING MEMBERS (to be executed by the Managing Members, exclusive of Members for whom an Event of Forfeiture has occurred):

NA
Guy A. Bradley (Event of Forfeiture)

NA
Jonathan Callaghan (Event of Forfeiture)

NA
Brad Garlinghouse (Event of Forfeiture)

NA
Andrew J. Hajducky, III (Event of Forfeiture)

NA
Denise W. Marks (Event of Forfeiture)

/s/ Peter H. Mills
Peter H. Mills

/s/ David J. Nerrow, Jr.
David J. Nerrow, Jr.

/s/ Marc Poirier
Marc Poirier

/s/ David S. Wetherell
David S. Wetherell